OFFICE OF THE U.S. TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                        For the month ended May 31, 1998


Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)

--------------------------------------------------------------------------------

                              Document         Previously        Explanation
Required Attachments:         Attached          Submitted          Attached

1.  Tax Receipts                ( )                (X)               (X)

2.  Bank Statements             ( )                ( )               (X)

3.  Most recently filed
    Income Tax Return           ( )                (X)               ( )

4.  Most recent Annual
    Financial Statements
    prepared by accountant      ( )                (X)               ( )


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.


RESPONSIBLE PARTY:


                                   Senior Vice President/Chief Financial Officer
--------------------------------   ---------------------------------------------
SIGNATURE OF RESPONSIBLE PARTY                        TITLE



        David R. Gibson                           June 30, 1998
---------------------------------  ---------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                      DATE

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                                   ATTACHMENT
                        For the month ended May 31, 1998


Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)

--------------------------------------------------------------------------------

1. Payroll tax filings and payments are made by Automated Data Processing, Inc. (an outside payroll processing company). Evidence of tax payments are available upon request. Previously, the Debtors filed copies of such evidence for the third quarter of 1996 with the US Trustee.

      Please see the Status of Post Petition Taxes attached hereto for the month's activity.

2. The Debtors have 50 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows in the Monthly Operating Report. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                             CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                        For the month ended May 31, 1998



Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)

--------------------------------------------------------------------------------

See Statement of Operations for reporting period attached.

HEADNOTES:

These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There could also be additional year end audit adjustments and adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) March 1998 Service, Rents & Maintenance Revenue and General & Administrative Expense include the favorable impact of quarter end adjustments to the allowance for doubtful accounts. The adjustments reflect the improvement in the Company's billing and collection processes. Billing reserves recorded against revenue included in Service, Rents & Maintenance Revenue, were $1.1, $1.0 and $(0.8) million, respectively, in May, April and March. Bad debt expense included in General & Administrative expense was $0.5, $1.1 and $(0.8) million, respectively, in May, April and March.

                    MobileMedia Corporation and Subsidiaries
                      Consolidated Statements of Operations
     For the Months Ended May 31, 1998, April 30, 1998 and March 31, 1998
                                 ( Unaudited )
                                ( in thousands )

                                               May        April       March
                                              1998        1998        1998
                                            --------    --------    --------

Paging Revenues
   Service, Rents & Maintenance             $ 35,758    $ 36,251    $ 37,103(1)

Equipment Sales
   Product Sales                               2,208       2,823       2,251
   Cost of Products Sold                       1,470       2,186       1,806
                                            --------    --------    --------
   Equipment Margin                              738         637         445

   Net Revenue                                36,496      36,888      37,548

Operating Expense
   Service, Rents & Maintenance                8,308       9,660       9,475
   Selling                                     5,378       5,591       5,483
   General & Administrative                   10,936      12,292       9,979(1)
                                            --------    --------    --------
   Operating  Expense Before Depr. & Amort    24,622      27,543      24,937

   EBITDA Before Reorganization Costs         11,873       9,345      12,612

   Reorganization Costs                        1,456       1,493       1,518
                                            --------    --------    --------

   EBITDA after Reorganization Costs          10,417       7,852      11,093

Depreciation                                   7,462       7,329       7,897
Amortization                                   8,240       8,244       8,245
                                            --------    --------    --------
   Total Depreciation and Amortization        15,702      15,573      16,142

Operating Loss                                (5,285)     (7,721)     (5,049)

Interest Expense                               4,868       4,751       4,913
Other (Income)Expense                            (11)        (49)          0
Taxes                                              0           0         (83)
                                            --------    --------    --------

Net Loss                                    ($10,141)   ($12,422)   ($ 9,878)
                                            ========    ========    ========

                             See Accompanying Notes.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                      CONDENSED CONSOLIDATED BALANCE SHEET
                        For the month ended May 31, 1998



Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)

--------------------------------------------------------------------------------

See balance sheet attached.

HEADNOTES:

These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No.121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There could also be additional year end audit adjustments and adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.


                    MobileMedia Corporation and Subsidiaries
                           Consolidated Balance Sheets
              As of May 31, 1998, April 30, 1998 and March 31, 1998
                                   (Unaudited)
                                 (in thousands)

                                                                                       May               April             March
                                                                                       1998              1998              1998
                                                                                    ----------        ----------        ----------
Assets:
   Current Assets:
      Cash                                                                          $   10,779        $   12,435        $   15,608
      Accounts Receivable, Net                                                          41,332            41,019            44,192
      Inventory                                                                            621               540               461
      Prepaid Expenses                                                                   4,449             6,155             4,381
      Other Current Assets                                                               5,161             5,210             5,198
                                                                                    ----------        ----------        ----------
         Total Current Assets                                                           62,341            65,359            69,839

   Noncurrent Assets:
      Property and Equipment, Net                                                      231,556           233,665           238,597
      Deferred Financing Fees, Net                                                      21,421            21,724            22,028
      Investment In Net Assets Of Equity Affiliate                                       1,766             1,766             1,766
      Intangible Assets, Net                                                           965,728           974,054           982,199
      Other Assets                                                                         403               430               475
                                                                                    ----------        ----------        ----------
         Total Noncurrent Assets                                                     1,220,873         1,231,640         1,245,065

      Total Assets                                                                  $1,283,215        $1,296,999        $1,314,904
                                                                                    ==========        ==========        ==========

Liabilities and Stockholders' Equity:
   Liabilities Not Subject to Compromise:
      DIP Credit Facility                                                           $        0        $        0        $        0
      Accrued Reorganization Costs                                                       5,454             4,836             5,039
      Accrued Wages, Benefits and Payroll Taxes                                          6,859             9,984            14,974
      Accounts Payable - Post Petition                                                   2,691             2,436             2,356
      Accrued Interest (Chase & DIP Facilities)                                          4,632             4,477             4,630
      Accrued Expenses and Other Current Liabilities                                    35,457            34,534            34,557
      Advance Billings and Customer Deposits                                            32,851            34,404            34,600
                                                                                    ----------        ----------        ----------
         Total Liabilities Not Subject To Compromise                                    87,944            90,671            96,156

   Liabilities Subject to Compromise:
      Accrued Wages, Benefits and Payroll Taxes                                          3,093             3,093             3,093
      Chase Credit Facility                                                            649,000           649,000           649,000
      Notes Payable - 10 1/2%                                                          174,125           174,125           174,125
      Notes Payable - 9 3/8%                                                           250,000           250,000           250,000
      Notes Payable - Yampol                                                               986               986               986
      Notes Payable - Dial Page 12 1/4%                                                  1,570             1,570             1,570
      Accrued Interest On Notes Payable                                                 20,423            20,423            20,423
      Accounts Payable- Pre Petition                                                    18,794            19,701            19,694
      Accrued Expenses and Other Current Liabilities - Pre Petition                     21,515            21,518            21,518
      Other Liabilities                                                                  4,755             4,762             4,769
                                                                                    ----------        ----------        ----------
         Total Liabilities Subject To Compromise                                     1,144,261         1,145,178         1,145,178

   Deferred Tax Liability                                                               72,097            72,097            72,097

   Stockholders' Equity
      Class A Common Stock                                                                  39                39                39
      Class B Common Stock                                                                   2                 2                 2
      Additional Paid-In Capital                                                       671,459           671,459           671,459
      Accumulated Deficit - Pre Petition                                              (437,127)         (437,127)         (437,127)
      Accumulated Deficit - Post Petition                                             (249,339)         (239,198)         (226,777)
                                                                                    ----------        ----------        ----------
         Total Stockholders' Equity                                                    (14,965)           (4,824)            7,596
      Less:
      Treasury Stock                                                                    (6,123)           (6,123)           (6,123)
                                                                                    ----------        ----------        ----------
         Total Stockholders' Equity                                                    (21,088)          (10,947)            1,473

      Total Liabilities and Stockholders' Equity                                    $1,283,215        $1,296,999        $1,314,904
                                                                                    ==========        ==========        ==========

                             See Accompanying Notes

Footnotes to the Financial Statements:

1. These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed Of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There could also be additional year end audit adjustments and adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

      In March 1995, the Financial Accounting Standards Board issued SFAS 121, which is effective for financial statements for fiscal years beginning after December 15, 1995. Under certain circumstances, SFAS 121 requires companies to write down the carrying value of long-lived assets recorded in the financial statements to the fair value of such assets. A significant amount of the assets of the Company, which were acquired as a result of the acquisitions of businesses, including the Dial Page and MobileComm acquisitions, were recorded in accordance with principles of purchase accounting at acquisition prices and constitute long-lived assets. The Company has determined, and its independent auditors have concurred, that SFAS 121 is applicable to the Company, and therefore the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write down will be material; however, it is not possible at this time to determine such amount. Since the Company cannot comply with SFAS 121 at this time, it is unable to issue audited financial statements in compliance with generally accepted accounting principles. Consequently, the Company will not file its Report on Form 10-K or its other periodic reports under the Securities Exchange Act of 1934, as amended.

2. On January 30, 1997 (the "Filing Date"), MobileMedia Corporation (the "Company"), MobileMedia Communications, Inc. ("MobileMedia Communications") and all seventeen of MobileMedia Communications' subsidiaries (collectively with the Company and MobileMedia Communications, the "Debtors"), filed for protection under Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"). The Debtors are operating as debtors-in-possession and are subject to the jurisdiction of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

      The Bankruptcy Court has authorized the Debtors to pay certain pre-petition creditors. These permitted pre-petition payments include: (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) property taxes; (vii) customer refunds; and (viii) customer rewards.

      On January 27, 1998, the Company filed its Joint Plan of Reorganization with the Bankruptcy Court. On February 2, 1998, the Company filed its Disclosure Statement with the Bankruptcy Court. The Debtors, the Steering Committee for the Debtors' secured creditors and the Official Committee of Unsecured Creditors agreed to adjourn a hearing concerning the adequacy of information contained in the Disclosure Statement that had been scheduled for April 14, 1998. The Debtors and such Committees are considering certain possible business combinations and standalone scenarios involving the Debtors under a plan of reorganization. There can be no assurance that the parties will reach agreement on a plan of reorganization or that any business combination will be effected.

3. Since the Filing Date, the Debtors have continued to manage their business as debtors-in-possession under sections 1107 and 1108 of the Bankruptcy Code. During the pendency of the Chapter 11 cases, the Bankruptcy Court has jurisdiction over the assets and affairs of the Debtors, and their continued operations are subject to the Bankruptcy Court's protection and supervision. The Debtors have sought, obtained, and are in the process of applying for, various orders from the Bankruptcy Court intended to stabilize and reorganize their business and minimize any disruption caused by the Chapter 11 cases.

4. March 1998 Service, Rents & Maintenance Revenue and General & Administrative Expense include the favorable impact of quarter end adjustments to the allowance for doubtful accounts. The adjustments reflect the improvement in the Company's billing and collection processes. Billing reserves recorded against revenue included in Service, Rents & Maintenance Revenue, were $1.1, $1.0 and $(0.8) million, respectively, in May, April and March. Bad debt expense included in General & Administrative Expense was $0.5, $1.1 and $(0.8) million, respectively, in May, April and March.

5. The Company is one of the largest paging companies in the U.S., with approximately 3.3 million units in service at May 31, 1998, and offers local, regional and national paging services to its subscribers. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. The Company's business is conducted primarily through the Company's principal operating subsidiary, MobileMedia Communications, and its subsidiaries. The Company markets its services primarily under the "MobileComm" brand name. All significant intercompany accounts and transactions have been eliminated.

6. As previously announced in its September 27, 1996 and October 21, 1996 releases, the Company discovered misrepresentations and other violations which occurred during the licensing process for as many as 400 to 500, or approximately 6% to 7%, of its approximately 8,000 local transmission one-way paging stations. The Company caused an investigation to be conducted by its outside counsel, and a comprehensive report regarding these matters was provided to the FCC in the fall of 1996. In cooperation with the FCC, outside counsel's investigation was expanded to examine all of the Company's paging licenses, and the results of that investigation were submitted to the FCC on November 8, 1996. As part of the cooperative process, the Company also proposed to the FCC that a Consent Order be entered which would result, among other things, in the return of certain local paging authorizations then held by the Company, the dismissal of certain pending applications for paging authorizations, and the voluntary acceptance of a substantial monetary forfeiture.

      On January 13, 1997, the FCC issued a Public Notice relating to the status of certain FCC authorizations held by the Company. Pursuant to the Public Notice, the FCC announced that it had (i) automatically terminated approximately 185 authorizations for paging facilities that were not constructed by the expiration date of their construction permits and remained unconstructed, (ii) dismissed approximately 94 applications for fill-in sites around existing paging stations (which had been filed under the so-called "40-mile rule") as defective because they were predicated upon unconstructed facilities and (iii) automatically terminated approximately 99 other authorizations for paging facilities that were constructed after the expiration date of their construction permits. With respect to the approximately 99 authorizations where the underlying station was untimely constructed, the FCC granted the Company interim operating authority subject to further action by the FCC.

      On April 8, 1997, the FCC adopted an order commencing an administrative hearing into the qualification of the Company to remain a licensee. The order directed an Administrative Law Judge to take evidence and develop a full factual record on directed issues concerning the Company's filing of false forms and applications. The Company was permitted to operate its licensed facilities and provide service to the public during the pendency of the hearing.

      On June 6, 1997, the FCC issued an order staying the hearing proceeding in order to allow the Company to develop and consummate a plan of reorganization that provides for a change of control of the Company and a permissible transfer of the Company's FCC licenses. The order was originally granted for ten months and was extended by the FCC through October 6, 1998. The order, which is based on an FCC doctrine known as Second Thursday, provides that if there is a change of control that meets the conditions of Second Thursday, the Company's FCC issues will be resolved by the transfer of the Company's FCC licenses to the new owners of the Company and the hearing will not proceed. The Company believes that a reorganization plan that provides for either a conversion of certain existing debt to equity, in which case existing MobileMedia shares will be substantially diluted or eliminated or a sale of the Company will result in a change of control. In the event that the Company were unable to consummate a plan of reorganization that satisfies the conditions of Second Thursday, the Company would be required to proceed with the hearing, which, if adversely determined, could result in the loss of the Company's licenses or substantial monetary fines, or both. Such an outcome would have a material adverse effect on the Company's financial condition and results of operations.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         CONSOLIDATED STATEMENT OF CASH
                           RECEIPTS AND DISBURSEMENTS
                        For the month ended May 31, 1998


Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)

--------------------------------------------------------------------------------

The Debtors have 50 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows for the reporting period which is attached. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

HEADNOTES:

These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There could also be additional year end audit adjustments and adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.


                    MobileMedia Corporation and Subsidiaries
                      Consolidated Statements Of Cash Flows
      For The Months Ended May 31, 1998, April 30, 1998 and March 31, 1998
                                   (Unaudited)
                                 (in thousands)

                                                           May         April       March
                                                           1998        1998        1998
                                                         --------    --------    --------
Operating Activities
   Net Loss                                              ($10,141)   ($12,422)   ($ 9,878)
   Adjustments To Reconcile Net Loss To Net Cash
   Provided By (Used In) Operating Activities:
      Depreciation And Amortization                        15,702      15,573      16,142

      Provision For Uncollectible Accounts And Returns      1,563       2,128      (1,619)
      Undistributed Earnings Of Affiliate                       0           0           0
      Deferred Financings Fees, Net                           304         304         304
      Change In Operating Assets and Liabilities:
         Accounts Receivable                               (1,876)      1,045       4,688
         Inventory                                            (82)        (79)        149
         Prepaid Expenses And Other Assets                  1,869      (1,842)        662
         Accounts Payable, Accrued Expenses and Other      (3,643)     (5,483)      1,569
                                                         --------    --------    --------
Net Cash Provided By (Used In) Operating Activities         3,696        (776)     12,017


Investing Activities
   Construction And Capital Expenditures,
      Including Net Change In Pager Assets                 (5,353)     (2,397)     (1,110)
                                                         --------    --------    --------
Net Cash Used In Investing Activities                      (5,353)     (2,397)     (1,110)

Financing Activities
   Borrowings (Repayments) of DIP Credit Facility               0           0           0
                                                         --------    --------    --------
Net Cash Provided By (Used In) Financing Activities             0           0           0

Net Increase (Decrease) In Cash And Cash Equivalents       (1,657)     (3,173)     10,907
Cash And Cash Equivalents At Beginning Of Period           12,435      15,608       4,701
                                                         --------    --------    --------
Cash And Cash Equivalents At End Of Period               $ 10,779    $ 12,435    $ 15,608
                                                         ========    ========    ========

                             See Accompanying Notes

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                   STATEMENT OF ACCOUNTS RECEIVABLE AGING AND
                     AGING OF POSTPETITION ACCOUNTS PAYABLE
                        For the month ended May 31, 1998



Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)

--------------------------------------------------------------------------------


----------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
----------------------------------------------------------
       $26,131,767     0 - 30 days old
      ----------------------------------------------------
        14,311,004    31 - 60 days old
      ----------------------------------------------------
         7,276,454    61 - 90 days old
      ----------------------------------------------------
        17,706,889    91+ days old
      ----------------------------------------------------
        65,426,114    TOTAL TRADE ACCOUNTS RECEIVABLE
      ----------------------------------------------------
      (24,740,251)    ALLOWANCE FOR UNCOLLECTIBLE ACCOUNTS
      ----------------------------------------------------
        40,685,863    TRADE ACCOUNTS RECEIVABLE (NET)
      ----------------------------------------------------
           645,976    OTHER NON-TRADE RECEIVABLES
      ----------------------------------------------------
       $41,331,839    ACCOUNTS RECEIVABLE, NET
----------------------------------------------------------

--------------------------------------
AGING OF POSTPETITION ACCOUNTS PAYABLE
--------------------------------------------------------------------------------
                        0-30          31-60      61-90      91+
                        Days           Days      Days       Days       Total
--------------------------------------------------------------------------------
ACCOUNTS PAYABLE     $ 2,230,692     460,447       0          0      $2,691,139
--------------------------------------------------------------------------------

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         STATEMENT OF OPERATIONS, TAXES,
                             INSURANCE AND PERSONNEL
                        For the month ended May 31, 1998

Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)

--------------------------------------------------------------------------------

=====================================================================================================================
STATUS OF POSTPETITION TAXES

=====================================================================================================================
                                         BEGINNING        AMOUNT                          ENDING
                                            TAX          WITHHELD         AMOUNT           TAX          DELINQUENT
                                         LIABILITY      OR ACCRUED         PAID         LIABILITY         TAXES
=====================================================================================================================
FEDERAL
=====================================================================================================================
WITHHOLDING                            $     10,187   $  1,330,168     $ 1,340,355     $         0       $       0
---------------------------------------------------------------------------------------------------------------------
FICA-EMPLOYEE                                     0      4,956,057       4,956,057               0               0
---------------------------------------------------------------------------------------------------------------------
FICA-EMPLOYER                               471,227      1,286,859       1,758,086               0               0
---------------------------------------------------------------------------------------------------------------------
UNEMPLOYMENT                                 10,720          1,689          12,409               0               0
---------------------------------------------------------------------------------------------------------------------
INCOME                                            0              0               0               0               0
=====================================================================================================================
TOTAL FEDERAL TAXES                         492,134      7,574,773       8,066,907               0               0
=====================================================================================================================
STATE AND LOCAL
=====================================================================================================================
WITHHOLDING                                  73,259        174,128         247,387               0               0
---------------------------------------------------------------------------------------------------------------------
SALES                                       665,484      1,146,587       1,154,682         657,389               0
---------------------------------------------------------------------------------------------------------------------
UNEMPLOYMENT                                 37,114         69,128         106,242               0               0
---------------------------------------------------------------------------------------------------------------------
REAL PROPERTY                             5,546,092        383,695           5,577       5,924,210               0
---------------------------------------------------------------------------------------------------------------------
OTHER                                       694,380        846,224         614,290         926,314               0
=====================================================================================================================
TOTAL STATE  AND LOCAL                    7,016,329      2,619,762       2,128,178       7,507,913               0
=====================================================================================================================
TOTAL TAXES                            $  7,508,463   $ 10,194,535    $ 10,195,085     $ 7,507,913       $       0
=====================================================================================================================

=====================================================================================================================
                                       PAYMENTS TO INSIDERS AND PROFESSIONALS
                                          For the month ended May 31, 1998
=====================================================================================================================

=====================================================================================================================
                                                      INSIDERS
=====================================================================================================================
         Payee Name                     Position                Salary/Bonus/        Reimbursable
                                                               Auto Allowance          Expenses            Total
=====================================================================================================================
Alvarez & Marsal Inc. -       Chairman - Restructuring          $  54,167               $  6,531        $  60,698
Joseph A. Bondi
---------------------------------------------------------------------------------------------------------------------
Boykin, Roberta               Assistant Corporate Counsel          14,366                     --             14,366
---------------------------------------------------------------------------------------------------------------------
Burdette, H. Stephen          Senior VP Corporate                  22,500                    135           22,635
                              Development and Senior
                              VP Operations
---------------------------------------------------------------------------------------------------------------------
Cross, Andrew                 Executive VP Sales and               10,096                     70           10,166
                              Marketing
---------------------------------------------------------------------------------------------------------------------
Grawert, Ron                  Chief Executive Officer              46,154                  6,525           52,679
---------------------------------------------------------------------------------------------------------------------
Gray, Patricia                Secretary/Acting General             20,758                     --             20,758
                              Counsel
---------------------------------------------------------------------------------------------------------------------
Gross, Steven                 Acting Executive VP Sales &          22,298                    892           23,190
                              Marketing
---------------------------------------------------------------------------------------------------------------------
Hilson, Debra                 Assistant Secretary                   6,992                     --              6,992
---------------------------------------------------------------------------------------------------------------------
Hughes, Curtis                VP Management                        14,784                  1,784           16,568
                              Information Systems
---------------------------------------------------------------------------------------------------------------------
Pascucci, James               Treasurer                            12,704                  3,557           16,261
---------------------------------------------------------------------------------------------------------------------
Panzella, Vito                VP / Controller                      13,269                  2,094           15,363
---------------------------------------------------------------------------------------------------------------------
Witsaman, Mark                Senior VP and Chief                  22,904                  2,572           25,476
                              Technology Officer
---------------------------------------------------------------------------------------------------------------------
                                                                          TOTAL PAYMENTS TO INSIDERS    $ 285,152
=====================================================================================================================

=====================================================================================================================
                                 PAYMENTS TO INSIDERS AND PROFESSIONALS (Continued)
                                          For the month ended May 31, 1998
=====================================================================================================================


=====================================================================================================================
                                                   PROFESSIONALS
=====================================================================================================================
                                                     Date of                                          Holdback and
             Name and Relationship                    Court          Invoices         Invoices      Invoice Balances
                                                    Approval       Received (1)         Paid              Due
---------------------------------------------------------------------------------------------------------------------
1.  Ernst & Young - Auditor, Tax and Financial       1/30/97      $    356,903       $       --       $   626,754
       Consultants to Debtor
---------------------------------------------------------------------------------------------------------------------
2.  Latham & Watkins - Counsel to Debtor             1/30/97            21,904           46,308            51,888
---------------------------------------------------------------------------------------------------------------------
3.  Alvarez & Marsal Inc.- Restructuring             1/30/97                --          175,096           433,157
       Consultant to Debtor (2)
---------------------------------------------------------------------------------------------------------------------
4.  Sidley & Austin - Bankruptcy Counsel to          1/30/97           262,207               --           783,258
       Debtor
---------------------------------------------------------------------------------------------------------------------
5.  Young, Conway, Stargate & Taylor - Delaware      1/30/97            20,219           32,631            25,495
       Counsel to Debtor
---------------------------------------------------------------------------------------------------------------------
6.  Wiley, Rein & Fielding - FCC Counsel to          1/30/97            21,612           26,361            71,038
       Debtor
---------------------------------------------------------------------------------------------------------------------
7.  Koteen & Naftalin - FCC Counsel to  Debtor       6/11/97                --               --             3,945
---------------------------------------------------------------------------------------------------------------------
8.  Houlihan, Lokey, Howard & Zukin - Advisors       6/04/97           230,869               --           260,869
       to the Creditors' Committee
---------------------------------------------------------------------------------------------------------------------
9.  Jones, Day, Reavis & Pogue - Counsel to the      4/03/97            87,821           28,055           110,771
       Creditors' Committee
---------------------------------------------------------------------------------------------------------------------
10. Morris, Nichols, Arsht & Tunnell - Delaware      4/03/97               555            3,041             2,073
       Counsel to the Creditors' Committee
---------------------------------------------------------------------------------------------------------------------
11. Paul, Weiss, Rifkind, Wharton & Garrison -       4/25/97                --            2,571               964
       FCC Counsel to the Creditors' Committee
---------------------------------------------------------------------------------------------------------------------
12. The Blackstone Group LP - Financial              7/10/97                --               --           100,000
       Advisors to Debtor
---------------------------------------------------------------------------------------------------------------------
13. Gerry, Friend & Sapronov, LLP. - Counsel to     10/27/97            13,265               --           129,945
       Debtor
=================================================================----------------------------------------------------
                             TOTAL                                $  1,015,355       $  314,063      $  2,600,158
=====================================================================================================================

(1) Excludes invoices for fees and expenses through May 31, 1998 that were received by the Debtors subsequent to May 31, 1998.


(2) Includes fees and expenses for David R. Gibson, Senior Vice President and Chief Financial Officer (effective June 24, 1997).

=====================================================================================================================
ADEQUATE PROTECTION PAYMENTS
For the month ended May 31, 1998
=====================================================================================================================
                                                             SCHEDULED            AMOUNTS
                                                              MONTHLY              PAID                TOTAL
                                                             PAYMENTS             DURING               UNPAID
NAME OF CREDITOR                                                DUE                MONTH            POSTPETITION
=====================================================================================================================
The Chase Manhattan Bank - (Interest)                     $  4,610,528          $ 4,610,528*            $   0
=====================================================================================================================

* Payment made on 6/1/98.

=====================================================================================================================
QUESTIONNAIRE
For the month ended May 31, 1998                                                                   YES        NO
=====================================================================================================================
1.  Have any assets been sold or transferred outside the normal course of business
    this reporting period?                                                                                    No
---------------------------------------------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other than a debtor in possession account?                 No
---------------------------------------------------------------------------------------------------------------------
3.  Are any postpetition receivables (accounts, notes, or loans) due from related parties?                    No
---------------------------------------------------------------------------------------------------------------------
4.  Have any payments been made of prepetition liabilities this reporting period?                  Yes
---------------------------------------------------------------------------------------------------------------------
5.  Have any postpetition loans been received by the debtor from any party?                                   No
---------------------------------------------------------------------------------------------------------------------
6.  Are any postpetition payroll taxes past due?                                                              No
---------------------------------------------------------------------------------------------------------------------
7.  Are any postpetition state or federal income taxes past due?                                              No
---------------------------------------------------------------------------------------------------------------------
8.  Are any postpetition real estate taxes past due?                                                          No
---------------------------------------------------------------------------------------------------------------------
9.  Are any postpetition taxes past due?                                                                      No
---------------------------------------------------------------------------------------------------------------------
10. Are any amounts owed to postpetition creditors past due?                                                  No
---------------------------------------------------------------------------------------------------------------------
11. Have any prepetition taxes been paid during the reporting period?                              Yes
---------------------------------------------------------------------------------------------------------------------
12. Are any wage payments past due?                                                                           No
=====================================================================================================================

     If the answer to any of the above questions is "YES", provide a detailed explanation of each item.



Item 4 & 11.      The Court has authorized the Debtors to pay certain
                  pre-petition creditors. These permitted pre-petition payments include (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes;
                  (v) trust fund payroll taxes; (vi) property taxes; (vii) customer refunds; and (viii) customer rewards.

Item 5. During 1997, the Debtors drew down $47 million of borrowings and repaid $37 million under the DIP facility with The Chase Manhattan Bank, as agent for the lenders thereunder. During January and February, 1998 the Debtors repaid an additional $10 million. As of May 31, 1998 there were no funded borrowings under the DIP facility and a $0.5 million letter of credit issued in 1997 remained a contingent obligation of the Debtors under the DIP facility.

=====================================================================================================================
                                                     INSURANCE
                                          For the month ended May 31, 1998
=====================================================================================================================
                       There were no changes in insurance coverage for the reporting period.
=====================================================================================================================


=====================================================================================================================
                                                     PERSONNEL
                                          For the month ended May 31, 1998
=====================================================================================================================
                                                                                         Full Time      Part Time
---------------------------------------------------------------------------------------------------------------------
1.  Total number of employees at beginning of period                                        3,297              90
---------------------------------------------------------------------------------------------------------------------
2.  Number of employees hired during the period                                                13              14
---------------------------------------------------------------------------------------------------------------------
3.  Number of employees terminated or resigned during the period                              118              69
---------------------------------------------------------------------------------------------------------------------
4.  Total number of employees on payroll at end of period                                   3,192              35
=====================================================================================================================